                                                                      EXHIBIT 10

                                                                  EXECUTION COPY


                           AMENDMENT NO. 1 AND CONSENT


                                           Dated as of September 22, 1998

To the banks, financial institutions and other institutional lenders (collectively, the "Banks") party to the Credit Agreement referred to below, to Citibank, N.A., as administrative agent (the "Agent") for the Banks, to SunTrust
   Bank, Nashville, N.A., as the swing line bank, and to NationsBank, N.A., as documentation agent

Ladies and Gentlemen:

              We refer to the Second Amended and Restated Revolving Credit Agreement dated as of April 2, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Amendment No. 1 and Consent have the same meanings as specified in the Credit Agreement.

              It is hereby agreed by you and us as follows:

              The Credit Agreement is, effective as of the date of this Amendment No. 1 and Consent, hereby amended as follows:

              (a) The definition of "EBITDA" in Section 1.01 is amended by adding at the end thereof a new clause (x) to read as follows:

              "plus (x) in the case of the fiscal quarters ending September 30, 1998, December 31, 1998 and the following three quarters, any reduction in Net Income attributable to any charge for the revaluation of assets made in accordance with generally accepted accounting principles in conjunction with certain affiliations, provided that such reduction shall not exceed $92,000,000 (prior to any adjustment for income taxes)."

              (b) The definition of "Applicable Eurodollar Rate Margin" in
     Section 1.01 is amended by (i) deleting the phrase "0.4375% per annum and thereafter 0.5250% per annum" in the first sentence thereof and substituting therefor the phrase "0.5000% per annum and thereafter 0.6750% per annum", (ii) deleting the date "March 31, 1998" in the second to last sentence thereof and substituting therefor the date "September 30, 1998",




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     (iii) deleting the figure "0.5250%" in the last sentence thereof and substituting therefor the figure "0.6750%" and (iv) deleting the table therein and substituting therefor the following table:


                                                           Applicable Eurodollar
                 "Consolidated                                Rate Margin for
                Debt/EBITDA Ratio                               Advances
                -----------------                               --------
     Greater than 3.25 to 1.00                                   0.6750%

     Less than or equal to 3.25 to 1.00 but                      0.5000%
     greater than 2.50 to 1.00

     Less than or equal to 2.50 to 1.00 but                      0.4250%
     greater than 2.00 to 1.00

     Less than or equal to 2.00 to 1.00 but                      0.3250%
     greater than 1.50 to 1.00

     Less than or equal to 1.50 to 1.00                          0.2500%"


               (c) The definition of "Applicable Facility Fee Rate" in Section
     1.01 is amended by (i) deleting the phrase "0.1875% per annum and thereafter for each Effective Period (as defined below) 0.2250% per annum" in the first sentence thereof and substituting therefor the phrase "0.2500% per annum and thereafter for each Effective Period (as defined below) 0.3250% per annum", (ii) inserting after the phrase "for such quarter" in the second to last sentence thereof the parenthetical "(commencing with the quarter ended September 30, 1998)", (iii) deleting the figure "0.2250% in the last sentence thereof and substituting therefor the figure "0.3250%" and (iv) deleting the table therein and substituting therefor the following table:

                                                        Applicable Facility Fee
                  "Consolidated                                Rate for
                 Debt/EBITDA Ratio                             Advances
                 -----------------                             --------
        Greater than 3.25 to 1.00                               0.3250%
        Less than or equal to 3.25 to 1.00 but                  0.2500%
        greater than 2.50 to 1.00
        Less than or equal to 2.50 to 1.00 but                  0.2000%
        greater than 2.00 to 1.00
        Less than or equal to 2.00 to 1.00 but                  0.1750%
        greater than 1.50 to 1.00
        Less than or equal to 1.50 to 1.00                      0.1250%"




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

              (d) The definition of "Permitted Lien" is amended by (i) replacing the final provision in clause (v) thereof with the following:

              "and provided further that the incurrence of any Debt secured by the Liens permitted by this clause (v) shall not exceed $50,000,000;"

         (ii) deleting the word "and" at the end of clause (viii), (iii) replacing the period at the end of clause (ix) with the phrase "; and" and (iv) adding the following clause (x) at the end thereof:

              "(x) Liens arising in connection with Capitalized Leases or purchases or financing of personal property permitted under
              Section 6.02(c)(xiii); provided that no such Lien shall extend to or cover any assets other than the assets subject to such Capitalized Leases or such personal property, as the case may be."

              (e) Section 1.01 is amended by adding the following definitions in the correct alphabetical order:

                    (i) "`Applicable Letter of Credit Fee Rate` means 0.3750%
              per annum and thereafter for each Effective Period (as defined below) 0.5000% per annum, provided, however, that if the Borrower shall have satisfied the Consolidated Debt/EBITDA Ratio test indicated in the table below, the Applicable Letter of Credit Fee Rate for the Effective Period as to which such test is satisfied shall be the percentage rate per annum set forth opposite the appropriate test for the Commitment in the table below.


                     Consolidated                        Applicable Letter of Credit
                    Debt/EBITDA Ratio                            Fee Rate
                    -----------------                           --------
         Greater than 3.25 to 1.00                                0.5000%

         Less than or equal to 3.25 to 1.00 but                   0.3750%
         greater than 2.50 to 1.00

         Less than or equal to 2.50 to 1.00 but                   0.3125%
         greater than 2.00 to 1.00

         Less than or equal to 2.00 to 1.00 but                   0.1875%
         greater than 1.50 to 1.00

         Less than or equal to 1.50 to 1.00                       0.1250%


         The Applicable Letter of Credit Fee Rate shall be determined by the Agent each quarter on the basis of quarterly certified Consolidated financial statements and a schedule evidencing financial covenant compliance delivered to the Banks pursuant to section 6.04(b). The "Effective Period" with respect to the Applicable Letter of Credit


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

         Fee Rate shall be the period commencing on the fifth Business Day after the Borrower shall have delivered to the Agent the quarterly certified Consolidated financial statements and financial covenant compliance schedule for such quarter (commencing with the quarter ended September 30, 1998) and ending the date that is five Business Days after delivery to the Agent of quarterly certified consolidated financial statements and financial covenant compliance certificate for the subsequent quarter. Notwithstanding the foregoing, the Applicable Letter of Credit Fee Rate shall be deemed to be 0.5000% per annum for each day during an Effective Period as of which the deliveries required to calculate the Applicable Letter of Credit Fee Rate shall not have been made."

                  (ii) "Applicable Utilization Fee Rate" means 0.1250% per annum and thereafter for each Effective Period (as defined below) 0.2500% per annum; provided, however, that if the Borrower shall have satisfied the Consolidated Debt/EBITDA Ratio test indicated in the table below, the Applicable Utilization Fee Rate for the Effective Period as to which such test is satisfied shall be the percentage rate per annum set forth opposite the appropriate test for the Commitment in the table below.



                                                          Applicable Utilization Fee
                      Consolidated                                Rate for
                    Debt/EBITDA Ratio                             Advances
                    -----------------                             --------
         Greater than 3.25 to 1.00                                0.2500%
         Less than or equal to 3.25 to 1.00 but                   0.1250%
         greater than 2.50 to 1.00

         Less than or equal to 2.50 to 1.00 but                   0.1250%
         greater than 2.00 to 1.00

         Less than or equal to 2.00 to 1.00 but                   0.1250%
         greater  than 1.50 to 1.00

         Less than or equal to 1.50 to 1.00                       0.1250%


         The Applicable Utilization Fee Rate shall be determined by the Agent each quarter on the basis of quarterly certified Consolidated financial statements and a schedule evidencing financial covenant compliance delivered to the Banks pursuant to Section 6.04(b). The "Effective Period" with respect to the Applicable Utilization Fee Rate shall be the period commencing on the fifth Business Day after the Borrower shall have delivered to the Agent the quarterly certified Consolidated financial statements and financial covenant compliance schedule for such quarter (commencing with the quarter ended September 30, 1998) and ending on the date that is five Business Days after delivery to the Agent of quarterly certified Consolidated financial statements and financial covenant compliance certificate for the subsequent quarter. Notwithstanding the foregoing, the Applicable Utilization Fee Rate shall be deemed to be 0.2500% per annum for each day during an Effective Period as of which the deliveries required to calculate the Applicable Utilization Fee Rate shall not have been made."





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                  (f) Section 2.03 is amended by adding to the end thereof a new subsection (c), to read as follows:

                           "(c) Utilization Fees. The Borrower agrees to pay to
                  the Agent, for the account of each of the Banks, a utilization fee, in respect of any day on which the aggregate principal amount of the Advances outstanding exceeds 50% of the aggregate Commitments on such day, on such aggregate principal amount of the Advances outstanding at the Applicable Utilization Fee Rate from time to time in effect, payable quarterly in arrears on the last day of each March, June, September and December, commencing December 31, 1998, and on the Revolver Termination Date."

                  (g) Section 3.05(a) is amended by replacing clause (i) with the following:

                           "(i) to each Bank (in accordance with its Commitment
                  Percentage) at a rate equal to the Applicable Letter of Credit Fee Rate in effect on the date of Issuance thereof."

                  (h) Section 6.02(c) is amended (i) by deleting the word "and" at the end of clause (xi) thereof, (ii) replacing the period at the end of clause (xii) with the phrase "; and" and (iii) adding the following clause (xiii) at the end thereof:

                           "(xiii) Capitalized Leases or other Debt related to the financing of personal property not to exceed in the aggregate $25,000,000 at any time outstanding."

                  (i) The proviso to Section 6.02(e)(i) is amended by (i) inserting the word "and" immediately preceding Clause C thereof, (ii) deleting the figure "$35,000,000" and substituting therefor the phrase "(together with the aggregate purchase price spent by the Borrower pursuant to Section 6.02(j)(vii) and the aggregate amount of Capital Investments made pursuant to Section 6.02 (f)(viii)) $75,000,000" and
         (iii) deleting Clause (D) thereof.

                  (j) Section 6.02(f) is amended by (i) deleting the word "and" following the semicolon at the end of clause (vi)(D) thereof, (ii) deleting the phrase "(1) that shall have a final maturity not later than the stated Revolver Termination Date and provide for the repayment of principal prior to final maturity at the annual rate of one-sixth of the principal outstanding at the time loan availability under the applicable credit facility for Straub ceases and (2)" in clause (D) thereof, (iii) deleting the period at the end of clause (vii) thereof and substituting a semicolon therefor, and (iv) adding to the end thereof new subsections (viii) and (ix), to read as follows:




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                           "(viii) the Borrower may make Capital Investments of
                  the type described in clause (ii) of the definition thereof in connection with a direct or indirect purchase of the 4.5% Convertible Subordinated Debentures, due 2003 and issued by the Borrower in an aggregate amount not to exceed (together with the aggregate amount of Common Stock Payments made pursuant to the provisions of Section 6.02(e)(i)(C) and the aggregate purchase price spent by the Borrower pursuant to
                  Section 6.02(j)(vii)) $75,000,000; and

                           (ix) without limiting amounts that may be invested
                  in, or loaned or advanced to other Persons pursuant to Section 6.02(f)(v), the Borrower or any Subsidiary may make secured loans to any Person (other than Straub) party to a Service Agreement; provided that:

                                    (A) at the time of each such loan and after
                           giving effect thereto, no Event of Default or event which would constitute an Event of Default but for the requirement that notice be given or time elapse or both shall occur and be continuing;

                                    (B) loans other than working capital loans
                           shall be secured by a first priority security interest in all of the assets directly or indirectly acquired by the Borrower or such Subsidiary from the proceeds of any such loans, free and clear of any other Liens; and the aggregate principal amount of all such loans may not exceed (together with the aggregate amount of all loans made pursuant to clause
                           (C) below) $50,000,000 at any time outstanding;

                                    (C) working capital loans shall be made
                           providing loan availability for no more than one year from the commencement of the term thereof (which may be renewed on an annual basis, but not provide availability later than the Revolver Termination
                           Date) and shall be secured by a first priority security interest in all of the accounts receivable, inventory, supplies and other current assets of such Person, free and clear of any other Liens; and the aggregate principal amount of all such working capital loans may not exceed (together with the aggregate amount of all loans made pursuant to clause
                           (B) above) $50,000,000 at any time outstanding; and

                                    (D) each such loan shall be evidenced by a
                           promissory note that shall be subject to any repurchase right of such Person if so provided in such Service Agreement."

                  (k) Section 6.02(j) is amended by (i) deleting the word "or" following the comma at the end of clause (v) thereof, (ii) deleting the period at the end of clause (vi)



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
         thereof and substituting the phrase ", or " therefor, and (iii) adding to the end thereof a new subsection (vii), to read as follows:

                           "(vii) the purchase of the 4.5% Convertible
                  Subordinated Debentures, due 2003 and issued by the Borrower for an aggregate purchase price (together with the aggregate amount of Common Stock Payments made pursuant to the provisions of Section 6.02(e)(i)(C) and the aggregate amount of Capital Investments made pursuant to Section 6.02(f)(viii)) not to exceed $75,000,000."

                  (l) Section 6.04(a)(ii) is amended by adding immediately after the phrase "Section 6.03" therein the phrase "and the provisions of
         Section 6.02(e)(i)".

                  (m) Schedule IV to the Credit Agreement in full reads as set forth on Schedule II hereto.

                  (n) Schedule V to the Credit Agreement in full reads as set forth on Schedule III hereto.

                  (o) Section 6.03 is amended by adding immediately after the phrase "For purposes of subsection (b)" therein the phrase "and (c)".

                  Notwithstanding the provisions of Section 7.01(j), the Majority Banks hereby consent to the termination of the Service Agreements listed on Schedule I hereto.

                  This Amendment No. 1 and Consent shall become effective as of the date first above written when, and only when, on or before September 30, 1998, (i) the Agent shall have received counterparts of this Amendment No. 1 and Consent executed by the undersigned, the Issuing Bank and the Majority Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment No. 1 and Consent, (ii) the Agent shall have received for the ratable account of each Bank approving this Amendment No. 1 and Consent a consent fee of 1/10 of one percent of each such Bank's Commitment, and (iii) the consent attached hereto executed by each Guarantor. This Amendment No. 1 and Consent is subject to the provisions of Section 9.01 of the Credit Agreement.

                  On and after the effectiveness of this Amendment No. 1 and Consent, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1 and Consent.

                  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 1 and Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery




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

and effectiveness of this Amendment No. 1 and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least three counterparts of this Amendment No. 1 and Consent to Michael Stein at Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 (Telecopier No. (212) 848-7179).

                  This Amendment No. 1 and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 and Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1 and Consent.

                  This Amendment No. 1 and Consent shall be governed by, and construed in accordance with, the laws of the State of New York.


                                             Very truly yours,

                                             PHYCOR, INC.


                                             By
                                                -------------------------------
                                                  Title:












Agreed as of the date first above written:

CITIBANK, N.A.,
      as Agent, as an Issuing Bank and as Bank


By
  ----------------------------------------
   Title:









NATIONSBANK, N.A.
     as Documentation Agent


By
  --------------------------------------
   Title:





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
AMSOUTH BANK


By
  -------------------------------------
   Title:









BANK OF AMERICA NT & SA


By
  ------------------------------------
   Title:










BANKERS TRUST COMPANY



By
  ---------------------------------
   Title:










THE BANK OF NOVA SCOTIA



By
  ---------------------------------
   Title:









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

CREDIT LYONNAIS NEW YORK BRANCH



By
  ----------------------------------
   Title:







FIRST AMERICAN NATIONAL BANK



By
  ------------------------------------
  Title:









THE FIRST NATIONAL BANK OF CHICAGO



By
  -------------------------------------
   Title:








FIRST UNION NATIONAL BANK



By
  -----------------------------------
   Title:

FLEET NATIONAL BANK



By
  -----------------------------------
   Title:









MELLON BANK, N.A.



By
  -------------------------------
   Title:









COOPERATIEVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH



By
  --------------------------------
   Title:

By
  --------------------------------
   Title:










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

THE SUMITOMO BANK, LIMITED



By
  ---------------------------------
   Title:








SUNTRUST, NASHVILLE, N.A.
     as Swing Line Bank



By
  --------------------------------
   Title:








TORONTO DOMINION (TEXAS), INC.



By
  ---------------------------------
   Title:








WACHOVIA BANK



By
  ----------------------------------
   Title:








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